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EXHIBIT 99

FOR IMMEDIATE RELEASE                                   CONTACT:
Thursday February 16, 2006                              John A. Ustaszewski
                                                        Chief Financial Officer
                                                        (740) 657-7000




                            DCB FINANCIAL CORP NAMES
                     PHILLIP CONNOLLY TO BOARD OF DIRECTORS

DCB Financial Corp, the parent company of The Delaware County Bank and Trust Company, is pleased to announce the addition of Phillip Connolly to the Board of Directors.

Connolly is the President of Connolly Construction Company in Marysville, Ohio and is a lifelong resident of Union County. Connolly Construction has been developing in Marysville since 1947 and is responsible for the Green Pastures and City Gate developments.

Connolly, 52, was appointed as a Class III director with a term ending in 2008.

"We are excited to have Phillip join the Board of Directors," noted DCB Financial Corp President and CEO, Jeffrey T. Benton. "He will be a major contributor as a member and will represent our stockholders and organization very well."

Connolly is a Board Member of the Foundation of Union County and the Union County Care Train and is a Trustee of the Asbury Theological Seminary. Connolly and his wife, Sarah, have three children and reside in Marysville.

The Delaware County Bank & Trust Company is a $690 million financial institution that operates 16 banking center locations in Delaware, Union and northern Franklin counties.





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DCB Financial Corp (the "Corporation") is a financial holding company formed under the laws of the State of Ohio. The Corporation is the parent of The Delaware County Bank & Trust Company, (the "Bank") a state-chartered commercial bank. The Bank conducts business from its main offices at 110 Riverbend Avenue in Lewis Center, Ohio, and through its 16 full-service branch offices located in Delaware County, Ohio and surrounding communities. The Bank provides customary retail and commercial banking services to its customers, including checking and savings accounts, time deposits, IRAs, safe deposit facilities, personal loans, commercial loans, real estate mortgage loans, night depository facilities and trust and personalized wealth management services. The Bank also provides cash management, bond registrar and payment services. The Bank offers data processing services to other financial institutions, however such services are not a significant part of its current operations or revenues.

APPLICATION OF CRITICAL ACCOUNTING POLICIES
DCB's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States and follow general practices within the financial services industry. The application of these principles requires management to make estimates, assumptions, and judgments that affect the amounts reported in the financial statements and accompanying notes. These estimates, assumptions, and judgments are based on information available as of the date of the financial statements; as this information changes, the financial statements could reflect different estimates, assumptions, and judgments.

The most significant accounting policies followed by the Corporation are presented in Note 1 of the audited consolidated financial statements contained in the Corporation's 2004 Annual Report to Shareholders. These policies, along with the disclosures presented in the other financial statement notes and in this financial review, provide information on how significant assets and liabilities are valued in the financial statements and how those values are determined.

FORWARD-LOOKING STATEMENTS
Certain statements in this report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to the financial condition and prospects, lending risks, plans for future business development and marketing activities, capital spending and financing sources, capital structure, the effects of regulation and competition, and the prospective business of both the Corporation and its wholly-owned subsidiary The Delaware County Bank & Trust Company (the "Bank"). Where used in this report, the word "anticipate," "believe," "estimate," "expect," "intend," and similar words and expressions, as they relate to the Corporation or the Bank or their respective management, identify forward-looking statements. Such forward-looking statements reflect the current views of the Corporation and are based on information currently available to the management of the Corporation and the Bank and upon current expectations, estimates, and projections about the Corporation and its industry, management's belief with respect thereto, and certain assumptions made by management. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to: (i) significant increases in competitive pressure in the banking and financial services industries; (ii) changes in the interest rate environment which could reduce anticipated or actual margins; (iii) changes in political conditions or the legislative or regulatory environment; (iv) general economic conditions, either nationally or regionally (especially in central Ohio), becoming less favorable than expected resulting in, among other things, a



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deterioration in credit quality of assets; (v) changes occurring in business conditions and inflation; (vi) changes in technology; (vii) changes in monetary and tax policies; (viii) changes in the securities markets; and (ix) other risks and uncertainties detailed from time to time in the filings of the Corporation with the Commission.

The Corporation does not undertake, and specifically disclaims any obligation, to publicly revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.







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